                                                                   EXHIBIT 10.34

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated and effective as of February 13, 1998, is among DAISYTEK, INCORPORATED, a Delaware corporation ("Borrower"), DAISYTEK INTERNATIONAL CORPORATION, a Delaware corporation ("Guarantor"), each of Borrower's Subsidiaries identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages of this Amendment or that, pursuant to Section 8.1(n) of the Credit Agreement (as hereinafter defined), become a "Subsidiary Guarantor" (individually, a "Subsidiary Guarantor," and, collectively, the "Subsidiary Guarantors"), STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust ("State Street"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), and CHASE BANK OF TEXAS, N.A., a national banking association formerly named Texas Commerce Bank National Association ("Chase"), as a lender and as administrative agent for itself, State Street and First Chicago (State Street, First Chicago, Chase and any assignee lender pursuant to Section 11.4A of the Credit Agreement being referred to, collectively, as "Lenders"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         WHEREAS, Borrower, Guarantor, certain Subsidiary Guarantors, State Street, First Chicago (as assignee, effective June 30, 1997, of NBD Bank, a Michigan banking corporation) and Chase are parties to that certain Credit Agreement dated as of May 22, 1995, as amended by that certain First Amendment to Credit Agreement dated as of April 15, 1996, that certain Second Amendment to Credit Agreement dated as of November 14, 1996 and effective as of November 18, 1996, that certain Third Amendment to Credit Agreement dated and effective as of June 30, 1997, and that certain Fourth Amendment to Credit Agreement dated and effective as of December 11, 1997 (as so amended, the "Credit Agreement"), establishing a revolving credit facility in the aggregate maximum principal amount of $50,000,000; and

         WHEREAS, the parties desire to increase the maximum principal amount of the revolving credit facility from $50,000,000 to $65,000,000, to extend the stated maturity date thereof to December 31, 2000, and to modify certain provisions regarding the rates at which interest accrues.

         NOW, THEREFORE, in consideration of the recitals set forth above, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Subsidiary Guarantors and Lenders hereby agree as follows:

         1. Amended Definitions. The following definitions in Section 1.1 of the Credit Agreement are amended to read in their entireties as follows:

                 ""Adjusted Eurodollar Rate" means, at any time, a rate of interest per annum determined by reference to the Adjustment Ratio in effect on the date such interest rate is determined according to the following table:

                 Adjustment Ratio (%)           Rate
                 ----------------               ----
                 <65                            Eurodollar Rate plus 0.625%
                 > or = to 65 to <85            Eurodollar Rate plus 0.700%
                 > or = to 85 to <120           Eurodollar Rate plus 0.775%
                 > or = to 120 to <150          Eurodollar Rate plus 0.875%
                 > or = to 150                  Eurodollar Rate plus 1.125%"

                 ""Committed Sum" means, with respect to the Loan Commitment, Twenty-Five Million Dollars ($25,000,000) with respect to Chase, Twenty-Five Million Dollars ($25,000,000) with respect to State Street, and Fifteen Million Dollars ($15,000,000) with respect to First Chicago."

                 ""Loan Commitment" means Sixty-Five Million Dollars ($65,000,000)."

                 ""Loan Maturity Date" means December 31, 2000, or such earlier date as results pursuant to Article X."

         2.      New Definitions.  The following definitions are added to
Section 1.1 of the Credit Agreement, to read in their entireties as follows:

                 ""Fifth Amendment Closing Date" means February 13, 1998, being the effective date of the Fifth Amendment to Credit Agreement among Borrower, Guarantor, Subsidiary Guarantors, Lenders and Agent."

                 ""First Chicago" means The First National Bank of Chicago, a national banking association."

         3. Amendment of Section 2.2. The first sentence of Section 2.2 of the Credit Agreement is amended to read in its entirety as follows:

         "The Loan made by Lenders pursuant to this Article II shall be evidenced by the Notes dated as of the Fifth Amendment Closing Date and substantially in the form of Exhibit A."

         4. Amendment of Section 11.3. Lenders' names and addresses as set forth in Section 11.3 of the Credit Agreement are amended to read in their entirety as follows:

                 "Chase Bank of Texas, N.A.
                 2200 Ross Avenue, Third Floor
                 Dallas, Texas 75201
                 Attention:  James Perry
                 Telecopy:  214-965-2990

                 State Street Bank and Trust Company
                 225 Franklin Street - M8
                 Boston, Massachusetts 02101
                 Attention:  Michael St. Jean
                 Telecopy:  617-338-4041



FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 2
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                 The First National Bank of Chicago
                 One First National Plaza, Suite 0088
                 Chicago, Illinois 60670
                 Attention:  Cory M. Olson
                 Telecopy:  312-732-2991

                 As to any Lender who becomes such pursuant to Section 11.4A, to such Lender at its address given to Agent."

         In addition, all references to "Texas Commerce Bank National Association" are hereby amended to be references to "Chase Bank of Texas, N.A.," and all references to "TCB" are hereby amended to be references to "Chase."

         5. Amendment of Exhibit A. Exhibit A to the Credit Agreement is amended in its entirety to be in the form of Exhibit A attached to this Amendment.

         6. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon the prior receipt by Agent of the documentation and fees set forth below:

                 (a) Certificates. A certificate of the Secretary of each Daisytek Corporation, dated as of the Fifth Amendment Closing Date, to the effect that, except for an increase in the number of authorized shares of common stock of Guarantor, no changes have occurred to the certificates of incorporation (and other equivalent charter documents) and by-laws of the Daisytek Corporations, and no changes have occurred in the incumbency of officers of the Daisytek Corporations authorized to execute or attest any of the Loan Documents, in each case since May 22, 1995, except as expressly described in such certificate;

                 (b) Resolutions. Copies of resolutions of the Board of Directors of each Daisytek Corporation, satisfactory to Lenders, approving the execution and delivery of this Amendment and such of the other Loan Documents to which such corporation is a party and authorizing the performance of the obligations of such corporation contemplated in this Amendment and in such other Loan Documents, accompanied by a certificate of the Secretary of such corporation, dated as of the Fifth Amendment Closing Date, that such copies are complete and correct copies of resolutions duly adopted at a meeting of such Board of Directors, and that such resolutions have not been amended, modified or revoked in any respect, and are in full force and effect as of the Fifth Amendment Closing Date;

                 (c) Other Certificates. Certificates of each Daisytek Corporation's existence, good standing and qualification to do business, issued by appropriate officials in any state in which such corporation is incorporated, owns property or otherwise qualified, or required to qualify, to do business;

                 (d)      Notes.  The Notes, duly executed;

                 (e) Opinion of Counsel. An executed opinion of Wolff & Samson, P.C., Roseland, New Jersey, counsel to the Daisytek Corporations, dated as of the Fifth Amendment Closing Date and in form and substance satisfactory to Lenders and their counsel;





FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 3

                 (f) Other Documents. Any and all other documents or certificates reasonably requested by a Lender in connection with the execution of this Amendment; and

                 (g) Fee. The fee referred to in Borrower's letter to Agent of February 6, 1998.

         7. Guaranties. Each of Guarantor and each Subsidiary Guarantor hereby acknowledges, consents and agrees to this Amendment and (a) acknowledges that its obligations under that certain Guaranty executed by it, in favor of a Lender, includes a guaranty of all of the obligations, indebtedness and liabilities of Borrower under the Credit Agreement as amended by this Amendment (specifically including, without limitation, the obligations, indebtedness and liabilities resulting from the increase in the maximum principal amount of the revolving credit facility established by the Credit Agreement from $50,000,000 to $65,000,000), (b) represents to each Lender that such Guaranty remains in full force and effect and shall continue to be its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under such Guaranty.

         8. Other Documents. Borrower shall provide such other documents incidental and appropriate to this Amendment as Agent or Agent's counsel may reasonably request, all such documents being in form and substance reasonably satisfactory to Agent.

         9. Terms of Agreement. Except as expressly amended by this Amendment, the Credit Agreement is and shall be unchanged.

         10. Effect of Amendment. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement in the Credit Agreement or the other documents shall mean a reference to the Credit Agreement as amended hereby.

         Lenders agree to undertake reasonable efforts among themselves such that, as of the Fifth Amendment Closing Date, amounts outstanding under the Loan shall, as to each Lender, be held Pro Rata (as Pro Rata is modified by the amendment, in this Amendment, of the term "Committed Sum.").

         11. Reaffirmation; No Default. Each Daisytek Corporation hereby represents and warrants to Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of such Daisytek Corporation and will not violate the certificate of incorporation (or other charter documents) or bylaws of any Daisytek Corporation, (b) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (d) each Daisytek Corporation is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         12. Enforceability. Each Daisytek Corporation hereby represents and warrants that, as of the date of this Amendment, the Credit Agreement and all documents and instruments executed in connection therewith are in full force and effect and that there are no claims, counterclaims, offsets or defenses to any of such documents or instruments.





FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 4

         13. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA. CHAPTER 15 OF TEXAS REVISED CIVIL STATUTES ARTICLE 5069 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, OR THE NOTES.

         14. Maximum Interest Rate. Regardless of any provisions contained in this Amendment or in any other Loan Documents, Lenders shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Notes or otherwise any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and if Lenders ever receive, collect or apply as interest any such excess, or if acceleration of the maturity of the Notes or if any prepayment by Borrower results in Borrower having paid any interest in excess of the maximum rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Notes for which such excess was received, collected or applied, and, if the principal balances of Notes are paid in full, any remaining excess shall forthwith be paid to Borrower. All sums paid or agreed to be paid to Lenders for the use, forbearance or detention of the indebtedness evidenced by the Notes and/or the Credit Agreement, as amended by this Amendment, shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the maximum lawful rate permitted under applicable law. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum rate of interest permitted by law, Borrower and Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; and (ii) exclude voluntary prepayments and the effect thereof; and
(iii) compare the total amount of interest contracted for, charged or received with the total amount of interest which could be contracted for, charged or received throughout the entire contemplated term of the Notes at the maximum lawful rate under applicable law.

         15. Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         16. WAIVER OF TRIAL BY JURY. EACH DAISYTEK CORPORATION WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM OR OTHER ACTION, OF ANY NATURE WHATSOEVER, RELATING TO OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. EACH DAISYTEK CORPORATION ACKNOWLEDGES THAT THE FOREGOING JURY TRIAL WAIVER IS A MATERIAL INDUCEMENT TO EACH LENDER'S ENTERING INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH LENDER IS RELYING ON SUCH WAIVER IN ITS FUTURE DEALINGS WITH SUCH CORPORATION. EACH SUCH CORPORATION WARRANTS AND REPRESENTS TO EACH LENDER THAT SUCH CORPORATION HAS REVIEWED THE FOREGOING JURY TRIAL WAIVER WITH ITS





FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 5

LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THE FOREGOING JURY TRIAL WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         17. WAIVER OF CONSUMER/DTPA RIGHTS. EACH DAISYTEK CORPORATION HEREBY WAIVES ALL OF ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT (TEX. BUS. & COM. CODE Section 17.41 ET SEQ.), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, AND REPRESENTS AND WARRANTS TO EACH LENDER THAT SUCH CORPORATION (A) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE SUCH CORPORATION TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, (B) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, AND (C) IS REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH SUCH TRANSACTIONS.

         18. OTHER AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE WRITTEN CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

            [The balance of this page is intentionally left blank.]





FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 6

         THIS AMENDMENT is executed and effective as of the date first written above.

                                          BORROWER:

                                          DAISYTEK, INCORPORATED

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                          GUARANTOR:

                                          DAISYTEK INTERNATIONAL
                                          CORPORATION


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

SUBSIDIARY GUARANTORS:

WORKING CAPITAL OF AMERICA,               DAISYTEK DE MEXICO SERVICES,
INC., a Delaware corporation              S.A. DE C.V., a Mexican corporation


By:                                       By:
   ------------------------------            ---------------------------------
Name:                                     Name:
     ----------------------------              -------------------------------
Title:                                    Title:
      ---------------------------               ------------------------------


HOME TECH DEPOT, INC., a Delaware         PRIORITY FULFILLMENT SERVICES,
corporation                               INC., a Delaware corporation


By:                                       By:
   ------------------------------            ---------------------------------
Name:                                     Name:
     ----------------------------              -------------------------------
Title:                                    Title:
      ---------------------------               ------------------------------


DAISYTEK (CANADA) INC., a Canadian        DAISYTEK AUSTRALIA PTY. LIMITED, an
corporation                               Australian corporation



By:                                       By:
   ------------------------------            ---------------------------------
Name:                                     Name:
     ----------------------------              -------------------------------
Title:                                    Title:
      ---------------------------               ------------------------------
                                          SUBSIDIARY GUARANTORS (cont'd):



FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 7

WORKING CAPITAL OF AMERICA,               PRIORITY FULFILLMENT SERVICES OF
INC., a corporation                       CANADA, INC., a Canadian corporation

By:                                       By:
   ------------------------------            ---------------------------------
Name:                                     Name:
     ----------------------------              -------------------------------
Title:                                    Title:
      ---------------------------               ------------------------------


                                          PRIORITY FULLFILLMENT SERVICES OF
DAISYTEK DE MEXICO, S.A. DE C.V.,         AUSTRALIA PTY. LIMITED, an
a Mexican corporation                     Australian corporation


By:                                       By:
   ------------------------------            ---------------------------------
Name:                                     Name:
     ----------------------------              -------------------------------
Title:                                    Title:
      ---------------------------               ------------------------------

SUPPLIES EXPRESS, INC., a Delaware        DAISYTEK ASIA PTY. LIMITED, a
corporation                               Singapore corporation


By:                                       By:
   ------------------------------            ---------------------------------
Name:                                     Name:
     ----------------------------              -------------------------------
Title:                                    Title:
      ---------------------------               ------------------------------

DAISYTEK LATIN AMERICA, INC., a           STEADI SYSTEMS LTD.,
Florida corporation                       a California corporation


By:                                       By:
   ------------------------------            ---------------------------------
Name:                                     Name:
     ----------------------------              -------------------------------
Title:                                    Title:
      ---------------------------               ------------------------------

PRIORITY FULFILLMENT SERVICES             STEADI SYSTEMS NEW YORK, INC.,
DE MEXICO, S.A. DE C.V., a Mexican        a New York corporation
corporation

By:                                       By:
   ------------------------------            ---------------------------------
Name:                                     Name:
     ----------------------------              -------------------------------
Title:                                    Title:
      ---------------------------               ------------------------------


FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 8

                                          STEADI SYSTEMS MIAMI, INC.,
                                          a Florida corporation

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------


                                          AGENT:

                                          CHASE BANK OF TEXAS, N.A.,
                                          a national banking association


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------


                                          LENDERS:

                                          CHASE BANK OF TEXAS, N.A.
                                          a national banking association


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------


                                          STATE STREET BANK AND TRUST
                                          COMPANY, a Massachusetts trust


                                          By:
                                             ---------------------------------
                                              Michael St. Jean,
                                              Vice President


                                          THE FIRST NATIONAL BANK OF CHICAGO,
                                          a national banking association


                                          By:
                                             ---------------------------------
                                              James F. Gable,
                                              Authorized Agent




FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 9